Exhibit 99.2

Standard Waste Services, LLC

(A Limited Liability Company)

March 31, 2024 and 2023

C O N T E N T S

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

(UNUAUDITED) BALANCE SHEETS

	March 31, 2024	December 31, 2023
ASSETS
Current Assets

Cash and cash equivalents	$9,545	$52,045
Accounts receivable	1,284,899	1,236,867
Employee loans	1,500	3,300

Total current assets	1,295,944	1,292,212

Property and Equipment, Net	5,318,328	5,534,186

Other Assets

Security deposits	12,900	12,900
Goodwill	412,800	412,800
Operating lease right-of-use asset, net	322,037	336,191

Total other assets	747,737	761,891

Total assets	$7,362,009	$7,588,289

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities

Accounts payable	$874,452	$890,185
Accrued expenses	44,289	39,031
Current portion of operating lease liability	91,828	90,992
Current portion of finance lease liability	28,650	27,802
Current portion of notes payable	942,738	982,060

Total current liabilities	1,981,957	2,030,070

Noncurrent Liabilities

Operating lease liability, net of current portion	243,876	259,533
Finance lease liability, net of current portion	75,256	82,744
Notes payable, net of current portion	2,507,863	2,720,523

Total noncurrent liabilities	2,826,995	3,062,800

Total liabilities	4,808,952	5,092,870

Members’ Equity	2,553,057	2,495,419

Total liabilities and members’ equity	$7,362,009	$7,588,289

See accompanying notes to financial statements

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

(UNAUDITED) STATEMENTS OF INCOME AND CHANGES IN MEMBERS’ EQUITY

	For the Three-Months Ended
	March 31,
	2024	2023

Revenues	$2,304,226	$2,197,713

Cost of Revenues	1,612,136	1,421,281

Gross Profit	692,090	776,432

General and Administrative Expenses	435,035	498,149

Income From Operations	257,055	278,283

Other Income (Expense)

Interest income	11	9
Interest expense	(65,498)	(68,153)

Net Other Expense	(65,487)	(68,144)

Net Income	191,568	210,139

Members’ Equity - Beginning	2,495,419	2,247,530

Member distributions	(133,930)	(51,830)

Members’ Equity - Ending	$2,553,057	$2,405,839

See accompanying notes to financial statements

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

(UNAUDITED) STATEMENTS OF CASH FLOWS

	For the Three-Months Ended
	March 31,
	2024	2023
Cash Flows From Operating Activities
Net income	$191,568	$210,139
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Depreciation	215,859	184,975
(Increase) decrease in operating assets:
Accounts receivable	(48,032)	(124,617)
Employee loans	1,800	(1,500)
Operating lease right-of-use asset	14,154	17,492
Increase (decrease) in operating liabilities:
Accounts payable	(15,733)	33,806
Accrued expenses	5,258	14,540
Operating lease liability	(14,821)	(21,093)

Net Cash Provided by Operating Activities	350,053	313,742

Cash Flows From Investing Activities
Purchases of property and equipment	-	(43,500)
Net Cash Used in Investing Activities	-	(43,500)

Cash Flows From Financing Activities
Principal payments on finance lease liability	(6,640)	(5,888)
Principal payments on notes payable	(251,983)	(224,376)
Member distributions	(133,930)	(51,830)

Net Cash Used in Financing Activities	(392,553)	(282,094)

Net Decrease in Cash and Cash Equivalents	(42,500)	(11,852)

Cash and Cash Equivalents - Beginning	52,045	137,389

Cash and Cash Equivalents - Ending	$9,545	$125,537

Supplementary Cash Flow Information:
Cash paid for interest	$65,498	$68,153
Non-cash financing of property and equipment acquisitions	$-	$390,431

See accompanying notes to financial statements

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE-MONTHS ENDED MARCH 31, 2024 AND 2023

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Standard Waste Services, LLC (a Michigan Limited Liability Company) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. The accounting policies conform to accounting principles generally accepted in the United States of America (U.S. GAAP) and the regulations of the United States Securities and Exchange Commission and have been consistently applied in the preparation of the financial statements.

Nature of Operations

Standard Waste Services, LLC (the “Company”) is located in Detroit, Michigan. The Company provides waste management services primarily to commercial and industrial customers. The Company’s customers are primarily located in Southeast Michigan.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the use of estimates that affect certain reported amounts and disclosures. These estimates and assumptions are based on management’s knowledge and experience. Accordingly, actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents are defined as cash on hand and demand deposits in banks plus short-term investments that are readily convertible to cash as well as investments with original maturities of three months or less.

Account Receivable

Accounts receivable are recorded when billed or accrued and represent claims against third parties that will be settled in cash. The carrying value of the Company’s receivables, net of allowance for credit losses, represents their estimated net realizable value.

The allowance for credit losses is based on management’s assessment of collectability of assets pooled together with similar risk characteristics. The Company estimates its allowance for credit losses based on historical collection trends, the age of outstanding receivables, geographical location of the customer, existing economic conditions and reasonable forecasts. If events or changes in circumstances indicate that specific receivable balances may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. Past-due receivable balances are written off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due. For the three-months ended March 31, 2024 and 2023, the Company had no allowance for credit losses established as management’s assessment of collectability of its accounts receivables did not identify any receivables as uncollectable.

The carrying value of accounts receivable as of March 31, 2024 and December 31, 2023 was $1,284,899 and $1,236,867, respectively. The carrying value of accounts receivable as of March 31, 2023 and December 31, 2022 was $1,126,378 and $1,001,761, respectively.

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Property and Equipment

Property and equipment are carried at cost. Maintenance, repairs and renewals which neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Depreciation of equipment is provided on the straight-line method at the following rates:

Software	3 years
Computer and office equipment	10 years
Furniture and fixtures	10 years
Trucks and tractors	7 years
Equipment	7 - 15 years
Leasehold improvements	15 years

Management regularly reviews property and equipment for possible impairment. The review occurs annually or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Based on management’s assessment, there were no indicators of impairment of the Company’s property and equipment as of March 31, 2024 and December 31, 2023.

Goodwill

Goodwill is carried at the amount paid for a company’s assets in excess of the sum of their fair values. The Company periodically tests these assets for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the assets below their carrying amounts.

The Company may elect to perform a qualitative assessment that considers economic, industry, and Company-specific factors for all or selected assets of which goodwill has been assigned at purchase. If, after completing the assessment, it is determined that it is more likely than not that the fair value of the assessed asset(s) is less than its carrying value, the Company proceeds to a quantitative test. The Company may also elect to perform a quantitative test for any or all of its assets with goodwill assigned at purchase.

Quantitative testing requires a comparison of the fair value of each asset with assigned goodwill to its carrying value. The Company uses the discounted cash flow method to estimate the fair value of the asset(s) with assigned goodwill. The discounted cash flow method incorporates various assumptions, the most significant being projected sales growth rates, operating margins and cash flows, the terminal growth rate, and the weighted average cost of capital. If the carrying value of the assets(s) with assigned goodwill exceeds its fair value, the shortfall up to the carrying value of the goodwill represents the amount of goodwill impairment.

During the three-months ended March 31, 2024 and 2023, the Company did not record any impairment and there were no changes in the carrying value of goodwill, respectively.

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Right of Use Assets and Lease Liabilities

The determination of whether an arrangement is a lease is made at the lease’s inception. Under ASC 842, a contract is (or contains) a lease if it conveys the right to control the use of an identified asset for a period of time in exchange for consideration. Control is defined under the standard as having both the right to obtain substantially all of the economic benefits from use of the asset and the right to direct the use of the asset. Management only reassesses its determination if the terms and conditions of the contract are changed.

ROU assets represent the Company’s right to use an underlying asset for the lease term, and lease liabilities represent the Company’s obligation to make lease payments. Operating lease ROU assets and liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. The Company uses the implicit rate when it is readily determinable. Since the Company’s leases do not provide an implicit rate, to determine the present value of lease payments, management uses the Company’s incremental borrowing rate based on the information available at lease commencement. Operating lease ROU assets also include any lease payments made and excludes any lease incentives. Lease expense for lease payments is recognized on a straight-line basis over the lease term. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise the option.

The Company has elected to apply the short-term lease exception to all leases with a term of one year or less. Several of the Company’s leases as of March 31, 2024 and December 31, 2023 are for periods of less than 12 months, or on a month-to-month basis; therefore, lease assets and liabilities described above are not recorded on the balance sheets.

The Company has made an accounting policy election to account for lease and non-lease components in its contracts as a single lease component for its operating and finance leases.

Revenue and Cost Recognition

The Company recognizes revenue when performance obligations are satisfied in accordance with ASC 606, Revenue from Contracts with Customers. The Company’s performance obligations are satisfied at the point in time once waste is disposed of at a landfill or transfer station. The Company then invoices its customers based upon pre-negotiated rates and billed to the customer once the performance obligations have been met. Invoices for services are normally due upon receipt. There are no significant financing agreements customers in relation to revenues generated and collected.

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Revenue and Cost Recognition – Continued

The Company’s single-day contracts are invoiced by the Company at the time of the order and payment is required prior to delivery of the equipment used for hauling the waste. Based on the type of waste the customer needs disposed or hauled from the location, contract prices are negotiated in advance. If the customer requires more time than the agreed-upon contract stipulates, the Company invoices the customer on a daily basis until the customer no longer requires waste hauling by the Company.

The Company also provides waste hauling services to commercial customers which normally includes hauling away the waste and leaving equipment at the location for further use and future hauling and disposal. Invoices for these contracts are billed upon pickup and disposal of the waste at a landfill or transfer station. Invoices normally include disposal fees based on weight, type of waste to be disposed of, and fuel surcharges.

Cost of revenues earned includes direct contract costs, such as disposal fees, driver wages and related employer taxes, truck and equipment depreciation and maintenance expenses, and other costs such as customer property damages due to driver error.

Income Taxes

The Company is not a taxpaying entity for federal income tax purposes, and thus no federal income tax expense has been recorded in these financial statements. Income from the Company is taxed to the Members in their respective tax returns. The Company accounts for tax positions in accordance with the Recognition and Initial Measurement Sections of the Income Taxes Topic of Financial Accounting Standards Board (FASB) Accounting Standards Codification.

With few exceptions, the Company is subject to U.S. federal and state income tax examinations by tax authorities for the prior three years. Management has reviewed the Company’s tax positions and determined there were no uncertain tax positions as of March 31, 2024 and December 31, 2023.

Advertising

Advertising costs are expensed as they are incurred. Advertising costs included in general and administrative expenses for the three-months ended March 31, 2024 and 2023 were $1,847 and $1,721, respectively.

Recently Adopted Accounting Standards

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments.” This amendment replaces the incurred methodology in current generally accepted accounting principles with a methodology that reflects expected credit losses on instruments within its scope, including trade receivables.

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Recently Adopted Accounting Standards – Continued

This update is intended to provide financial statement users with more decision useful information about the expected credit losses. The Company adopted the standard effective January 1, 2023. The impact of the adoption was not considered material to the financial statements and primarily resulted in new and enhanced disclosures only.

NOTE 2 – CONCENTRATION OF CREDIT RISK

The Company maintains cash and cash equivalents balances at a financial institution located in Michigan. Accounts at this institution were insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. The Company’s cash balances at March 31, 2024 and December 31, 2023 were fully insured.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment at March 31, 2024 and December 31, 2023 consisted of the following:

	March 31, 2024	December 31, 2023

Software	$3,743	$3,743
Computer and office equipment	23,142	23,142
Furniture and fixtures	9,257	9,257
Trucks and tractors	4,131,319	4,131,319
Equipment	3,685,749	3,685,749
Leasehold improvements	126,555	126,555

Total undepreciated cost	7,979,765	7,979,765

Less: Accumulated depreciation	2,661,437	2,445,579

Property and equipment, net	$5,318,328	$5,534,186

Depreciation expense included in cost of revenues related to trucks and tractors and equipment for the three-months ended March 31, 2024 and 2023 amounted to $212,939 and $182,796, respectively. Depreciation expense included in general and administrative expenses for the three-months ended March 31, 2024 and 2023 amounted to $2,920 and $2,179, respectively.

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 4 – LEASES

During March 2022, the Company entered into a lease agreement for its Detroit operations which commenced in August 2022 through July 2027. There is an exclusive right to purchase the premises through the original term of the lease at a fair value to be mutually agreed upon. The Company is not reasonably certain it will exercise the option and therefore, the lease is classified as an operating lease. Monthly payments required under this lease are approximately $9,000. The Company discounted the lease liability utilizing the incremental borrowing rate at lease commencement which was 5.50%. The remaining term under this lease at March 31, 2024 is 3.33 years.

Also, the Company leases a truck used for is operations under a five-year lease which commenced during May 2022 ending during May 2027, classified as a finance lease. The lease calls for monthly payments of $3,304 bearing interest at 12.08% per annum. The lease includes a purchase option upon maturity of which the Company intends to exercise. The remaining term under this lease at March 31, 2024 is 3.17 years.

The Company also leases land for equipment storage on a month-to-month basis. These monthly leases are expensed to lease expense as incurred.

The following table summarizes right of use assets at March 31, 2024 and December 31, 2023:

	March 31, 2024	December 31, 2023	Location Recorded on Balance Sheet

Assets
Operating lease	$322,037	$336,191	Right-of-use asset
Finance lease	111,670	117,162	Property and equipment, net

Total leased assets	$433,707	$453,353

The following table summarizes the maturities of the Company’s lease liabilities presented on the balance sheets as of March 31, 2024 for each of the twelve months ended March 31:

Year	Operating Lease	Finance Lease

2025	$108,000	$39,650
2026	108,000	39,650
2027	108,000	39,650
2028	45,000	3,271

Total lease payments	369,000	122,221
Less interest	33,296	18,315

Total lease obligations	335,704	103,906

Less current portion	91,828	28,650

Long-term lease liabilities	$243,876	$75,256

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 4 – LEASES – Continued

The following summarizes the composition of net lease cost during the three-months ended March 31, 2024 and 2023:

	2024	2023

Short-term lease costs	$3,000	$2,899
Operating lease costs	17,333	26,000
Finance lease costs
Amortization of right-to-use asset	5,492	5,492
Interest on lease liability	3,272	4,024

Total lease costs	$29,097	$38,415

NOTE 5 – NOTES PAYABLE

Notes payable at March 31, 2024 and December 31, 2023 can be summarized as follows:

	March 31, 2024	December 31, 2023

Note payable to third-party individual, secured by underlying assets, due in equal monthly payments of $6,500, beginning November 2017 and due December 2027 in full, plus interest of 5.00% per annum.	$516,777	$525,381

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,576, beginning January 2019 and due December 2023 in full, plus interest of 12.07% per annum. This note as of March 31, 2024 is currently in default.	2,550	7,574

Note payable to bank, secured by underlying assets, due in equal monthly payments of $2,315, beginning March 2019 and due March 2024 in full, plus interest of 11.27% per annum. This note as of March 31, 2024 is currently in default.	9,048	15,616

Note payable to bank, secured by underlying assets, due in equal monthly payments of $2,663, beginning May 2019 and due March 2024 in full, plus interest of 11.89% per annum. This note as of March 31, 2024 is currently in default.	7,832	15,437

Subtotal	$536,207	$564,008

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 5 – NOTES PAYABLE – Continued

	March 31, 2024	December 31, 2023

Subtotal from previous page	$536,207	$564,008

Note payable to bank, secured by underlying assets, due in equal monthly payments of $1,503, beginning May 2019 and due April 2024 in full, plus interest of 10.59% per annum.	10,158	14,324

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,510, beginning June 2019 and due May 2024 in full, plus interest of 11.08% per annum.	20,393	30,176

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,639, beginning August 2019 and due July 2024 in full, plus interest of 12.56% per annum.	10,287	17,727

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,384, beginning February 2020 and due February 2025 in full, plus interest of 7.61% per annum.	35,851	45,204

Note payable to bank, secured by underlying assets, due in equal monthly payments of $1,619, beginning March 2020 and due March 2024 in full, plus interest of 8.73% per annum.	6,361	11,013

Note payable to bank, secured by underlying assets, due in equal monthly payments of $1,902, beginning June 2020 and due June 2026 in full, plus interest of 5.50% per annum.	48,198	53,195

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,016, beginning July 2020 and due July 2025 in full, plus interest of 12.51% per annum.	29,566	34,584

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,239, beginning July 2020 and due July 2025 in full, plus interest of 12.41% per annum.	32,868	38,451

Note payable to bank, secured by underlying assets, due in equal monthly payments of $979, beginning August 2020 and due August 2026 in full, plus interest of 5.50% per annum.	26,521	29,069

Note payable to bank, secured by underlying assets, due in equal monthly payments of $2,079, beginning November 2020 and due October 2025 in full, plus interest of 9.40% per annum.	34,777	40,113

Subtotal	$791,187	$877,864

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 5 – NOTES PAYABLE – Continued

	March 31, 2024	December 31, 2023

Subtotal from previous page	$791,187	$877,864

Note payable to bank, secured by underlying assets, due in equal monthly payments of $1,940, beginning November 2020 and due October 2025 in full, plus interest of 9.42% per annum.	27,436	31,407

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,829, beginning December 2020 and due December 2025 in full, plus interest of 6.25% per annum.	56,135	63,666

Note payable to bank, secured by underlying assets, due in equal monthly payments of $3,162, beginning December 2020 and due September 2025 in full, plus interest of 8.88% per annum.	42,827	49,428

Note payable to bank, secured by underlying assets, due in equal monthly payments of $2,033, beginning March 2021 and due March 2026 in full, plus interest of 5.99% per annum.	45,865	51,222

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,855, beginning May 2021 and due May 2026 in full, plus interest of 6.95% per annum.	68,311	75,603

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,967, beginning August 2021 and due August 2028 in full, plus interest of 6.10% per annum.	137,502	144,271

Note payable to bank, secured by underlying asset, due in equal monthly payments of $2,275, beginning August 2021 and due August 2026 in full, plus interest of 6.92% per annum.	60,580	66,289

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,176, beginning September 2021 and due September 2026 in full, plus interest of 6.72% per annum.	87,472	95,440

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,225, beginning November 2021 and due November 2026 in full, plus interest of 6.73% per annum.	94,226	102,226

Note payable to bank, secured by underlying assets, due in equal monthly payments of $3,586, beginning December 2021 and due December 2026 in full, plus interest of 5.99% per annum.	108,868	117,906

Subtotal	$1,520,409	$1,675,322

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 5 – NOTES PAYABLE – Continued

	March 31, 2024	December 31, 2023

Subtotal from previous page	$1,520,409	$1,675,322

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,134, beginning February 2022 and due February 2026 in full, plus interest of 7.50% per annum.	66,938	74,982

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,000, beginning March 2022 and due February 2029 in full, plus interest of 4.99% per annum.	158,516	165,428

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,063, beginning April 2022 and due April 2029 in full, plus interest of 5.64% per annum.	164,399	171,205

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,381, beginning July 2022 and due July 2029 in full, plus interest of 6.29% per annum.	183,441	190,626

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,427, beginning July 2022 and due July 2026 in full, plus interest of 7.90% per annum.	87,372	95,816

Note payable to bank, secured by underlying assets, due in equal monthly payments of $3,674, beginning July 2022 and due August 2027 in full, plus interest of 4.91% per annum.	131,700	141,455

Note payable to bank, secured by underlying assets, due in equal monthly payments of $3,674, beginning July 2022 and due August 2027 in full, plus interest of 4.91% per annum.	131,700	141,455

Note payable to bank, secured by underlying asset, due in equal monthly payments of $3,071, beginning July 2022 and due August 2027 in full, plus interest of 9.26% per annum.	107,578	114,199

Note payable to bank, secured by underlying assets, due in equal monthly payments of $1,446, beginning November 2022 and due November 2027 in full, plus interest of 8.50% per annum.	55,562	58,676

Note payable to bank, secured by underlying assets, due in equal monthly payments of $1,850, beginning March 2023 and due January 2029 in full, plus interest of 6.76% per annum.	92,646	96,587

Subtotal	$2,700,261	$2,925,751

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 5 – NOTES PAYABLE – Continued

	2024	2023

Subtotal from previous page	$2,700,261	$2,925,751

Note payable to bank, secured by underlying assets, due in equal monthly payments of $5,590, beginning March 2023 and due March 2028 in full, plus interest of 7.35% per annum.	231,857	244,214

Note payable to bank, secured by underlying asset, due in equal monthly payments of $4,213, beginning December 2023 and due December 2030 in full, plus interest of 8.47% per annum.	259,235	266,434

Note payable to bank, secured by underlying asset, due in equal monthly payments of $4,269, beginning December 2023 and due December 2030 in full, plus interest of 8.90% per annum.	259,248	266,184

Total notes payable	3,450,601	3,702,583

Less: current portion of notes payable	942,738	982,060

Notes payable - long-term portion	$2,507,863	$2,720,523

Principal payments on notes payable for the next five years as of March 31 and thereafter as follows:

2025	$942,738
2026	815,446
2027	580,151
2028	701,595
2029	226,547
Thereafter	184,124
Total	$3,450,601

Total interest expense included on the statements of income and changes in members’ equity for the three-months ended March 31, 2024 and 2023 amounted to $65,498 and $68,153, respectively.

NOTE 6 – RELATED PARTY TRANSACTIONS

During the three-months ended March 31, 2024, the Company conducted business with an entity owned by a family member of one of the Company’s members. The related party performs waste hauling services similar to the Company.

Further, during the three-months ended March 31, 2024, the Company provided services to the related party due to the related party being at full capacity and requiring additional equipment and hauling in order to service its customers of which the Company provided. No transactions were conducted with this related party during and as of the three months-ended March 31, 2023.

STANDARD WASTE SERVICES, LLC

(A Limited Liability Company)

NOTES TO FINANCIAL STATEMENTS - Continued

AS OF MARCH 31, 2024 AND DECEMBER 31, 2023

NOTE 6 – RELATED PARTY TRANSACTIONS – Continued

The following summarizes the Company’s related party transactions as of and for the three-months ended March 31, 2024 and 2023:

	2024	2023

Statements of Income:
Revenues for services provided	$73,464	$-

Assets:
Accounts receivable	$26,641	$-

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated subsequent events that occurred after the balance sheet date, up to the date that the financial statements were issued.

On January 12, 2024, Titan Environmental Solutions Inc. through its wholly-owned subsidiary, Titan Trucking, LLC, entered into a Membership Interest Purchase Agreement with Domonic Campo and Sharon Campo (the “Sellers”), and the Company. The Membership Interest Purchase Agreement was amended on February 21, 2024, May 20, 2024 and on May 30, 2024. The transaction closed on May 31, 2024. Together   with the amendments, the Membership Interest Purchase Agreement is referred to herein as the “Standard Purchase Agreement.” Pursuant to the terms of the Standard Purchase Agreement, Titan Trucking, LLC, purchased ownership of all the outstanding membership interests of the Company. In exchange, Titan Environmental Solutions, Inc. issued the Sellers 612,000 shares of the Company’s Series A Preferred Stock, issued to the Sellers debt instruments with a total principal value of $2,859,898, and paid cash consideration of $4,652,500 (inclusive of a $652,500 closing deposit).

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